Exhibit 4.3

THIRD SUPPLEMENTAL INDENTURE

Dated as of August 20, 2026

Among

UNIVERSAL HEALTH SERVICES, INC.

THE GUARANTORS NAMED ON THE SIGNATURE PAGES HERETO

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

as Trustee

and

JPMORGAN CHASE BANK, N.A.

as Collateral Agent

5.500% SENIOR SECURED NOTES DUE 2031

6.000% SENIOR SECURED NOTES DUE 2036

Supplemental to Indenture dated as of September 26, 2024

-i-

THIRD SUPPLEMENTAL INDENTURE, dated as of August 20, 2026, among Universal Health Services, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined herein) listed on the signature pages hereto, U.S. Bank Trust Company, National Association, as Trustee, and JPMorgan Chase Bank, N.A., as Collateral Agent.

W I T N E S S E T H

WHEREAS, the Issuer, the Guarantors, Trustee and the Collateral Agent executed and delivered an Indenture, dated as of September 26, 2024 (the “Base Indenture”) as supplemented by the First Supplemental Indenture, dated as of September 26, 2024, and the Second Supplemental Indenture, dated as of April 22, 2026 (and, as further supplemented hereby, the “Indenture”), to provide for the issuance of Notes by the Issuer from time to time, to be issued in one or more series as provided in the Indenture;

WHEREAS, the Issuer has duly authorized the creation and issue of $600,000,000 aggregate principal amount of 5.500% Senior Secured Notes due 2031 (the “Initial 2031 Notes”) and $500,000,000 aggregate principal amount of 6.000% Senior Secured Notes due 2036 (the “Initial 2036 Notes” and, together with the Initial 2036 Notes, the “Initial Notes”);

WHEREAS, the entry into this Third Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture;

WHEREAS, the Issuer desires to establish the terms of each series of the Notes in accordance with Section 2.01(b) of the Base Indenture and to establish the forms of the Notes in accordance with Section 2.01(e) of the Base Indenture; and

WHEREAS, the Issuer and each of the Guarantors has duly authorized the execution and delivery of this Third Supplemental Indenture.

NOW, THEREFORE, the Issuer, the Guarantors, the Trustee and the Collateral Agent agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes.

ARTICLE 1

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions.

“2031 Notes” means the Issuer’s 5.500% Senior Secured Notes due 2031.

“2036 Notes” means the Issuer’s 6.000% Senior Secured Notes due 2036.

“Additional Notes” means additional 2031 Notes or additional 2036 Notes, as applicable (other than the Initial Notes), issued from time to time under the Indenture in accordance with Section 2.16(b) hereof and any other applicable provisions of the Indenture.

“beneficial ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, and “beneficial owner” has a corresponding meaning.

“Change of Control” means the occurrence of any of the following:

(1) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Issuer or any of its direct or indirect parent entities (or their successors by merger, consolidation or purchase of all or substantially all of their assets);

(2) the sale, assignment, conveyance, transfer, lease or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Restricted Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than transactions with a Permitted Holder; or

(3) the adoption by the stockholders of the Issuer of a plan or proposal for the liquidation or dissolution of the Issuer.

“Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.07(b) as the Depositary with respect to the Notes, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of the Indenture.

“Euroclear” means the Euroclear Clearance System or any successor securities clearing agency.

“Initial Notes” has the meaning set forth in the recitals hereto.

“Interest Payment Date” means, (i) with respect to the 2031 Notes, March 1 and September 1 of each year to the Stated Maturity of the 2031 Notes; provided that the first Interest Payment Date for the 2031 Notes shall be March 1, 2027 and (ii) with respect to the 2036 Notes, March 1 and September 1 of each year to the Stated Maturity of the 2036 Notes; provided that the first Interest Payment Date for the 2036 Notes shall be March 1, 2027.

“Issue Date” means August 20, 2026.

“Notes” means, with respect to each of the 2031 Notes and the 2036 Notes, the Initial Notes of such series and any Additional Notes of such series that may be issued under a supplemental indenture and Notes of such series to be issued or authenticated upon transfer, replacement or exchange of Notes of such series.

“Offer to Purchase” means a Change of Control Offer.

“Par Call Date” has the meaning set forth in Section 2.08 hereof.

“Permitted Holders” means Alan B. Miller, Marc D. Miller, A. Miller Family, LLC, MMA Family LLC and any trust or other entity owned by or formed for the benefit of the spouses, children, descendants and other family members of Alan B. Miller and Marc D. Miller. Any Person or group whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of the Indenture (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with the Indenture) will thereafter constitute additional Permitted Holders.

“Record Date” for the interest payable on any applicable Interest Payment Date means February 15 or August 15 (whether or not a Business Day) next preceding such Interest Payment Date, with respect to each series of the Notes.

“Transactions” means, collectively, (ii) the offering of the Notes and (iii) the use of proceeds from the foregoing.

“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

Section 1.02 Rules of Construction.

Unless the context otherwise requires:

(1) a term defined in Section 1.01 has the meaning assigned to it therein, and a term used herein that is defined in the Trust Indenture Act, either directly or by reference therein, shall have the meaning assigned to it therein;

(2) a term not defined herein that is defined in the Base Indenture has the same meaning when used in this Third Supplemental Indenture;

(3) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

(4) “or” is not exclusive;

(5) words in the singular include the plural, and words in the plural include the singular;

(6) provisions apply to successive events and transactions;

(7) unless the context otherwise requires, any reference to an “Appendix,” “Article,” “Section,” “clause,” “Schedule” or “Exhibit” refers to an Appendix, Article, Section, clause, Schedule or Exhibit, as the case may be, of the Indenture;

(8) the words “herein,” “hereof” and other words of similar import refer to the Indenture as a whole and not any particular Article, Section, clause or other subdivision;

(9) “including” means including without limitation;

(10) references to sections of, or rules under, the Securities Act, the Exchange Act or the Trust Indenture Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time;

(11) unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements or instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of the Indenture; and

(12) in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions, the Issuer may classify such transaction as it, in its sole discretion, determines.

ARTICLE 2

TERMS OF THE NOTES

Pursuant to Section 2.01(b) of the Base Indenture, the Notes are hereby established with the following terms and other provisions:

Section 2.01 Title and Ranking

(a) The 2031 Notes shall constitute a series of securities having the title “5.500% Senior Secured Notes due 2031,” and the 2036 Notes shall constitute a series of securities having the title “6.000% Senior Secured Notes due 2036”.

(b) Each of the 2031 Notes and the 2036 Notes shall constitute senior debt obligations of the Issuer and shall rank equally in right of payment with all other existing and future senior debt obligations of the Issuer.

Section 2.02 Issue Prices

(a) The 2031 Notes will initially be issued at 99.937% of the principal amount, and the 2036 Notes will initially be issued at 99.359% of the principal amount.

Section 2.03 Principal Amounts

(a) The Trustee shall authenticate and make available for delivery upon a written order of the Issuer signed by one Officer of the Issuer (a) Initial Notes for original issue on the date hereof in an aggregate principal amount of $600,000,000 with respect to the Initial 2031 Notes and an aggregate principal amount of $500,000,000 with respect to the Initial 2036 Notes, (b) subject to the terms of the Indenture, Additional Notes of each series and (c) any other Global Notes issued in exchange for any of the foregoing in accordance with the Indenture. Such order shall specify the amount of the Notes of the applicable series to be authenticated, the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Initial Notes, Additional Notes or other Global Notes.

Section 2.04 Payment of the Notes

(a) The entire outstanding principal amounts of the 2031 Notes and the 2036 Notes shall be payable on September 1, 2031 and September 1, 2036, respectively, plus, in each case, any unpaid interest accrued to such date. Any payments under the Indenture shall be received by the Paying Agent no later than 11:00 a.m. (New York City time) on the applicable payment date in accordance with Section 2.04 of the Base Indenture.

Section 2.05 Interest

(a) The rates at which the 2031 Notes and the 2036 Notes shall bear interest shall be 5.500% per annum and 6.000% per annum, respectively; the date from which interest shall accrue on the 2031 Notes shall be August 20, 2026 or from the most recent Interest Payment Date to which interest has been paid; and the basis upon which interest on the Notes shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

Section 2.06 Guarantees

(a) The provisions contained in Article 10 of the Base Indenture shall apply to each series of the Notes, and each Guarantor hereby guarantees each of the 2031 Notes and the 2036 Notes in accordance with such Article 10. As of the date hereof, each Guarantor that has executed this Third Supplemental Indenture will be a Secured Guarantor.

Section 2.07 Place of Payment and Surrender for Registration of Transfer or Exchange

(a) Payment of the principal of (and premium, if any) and interest on each series of the Notes shall be made, the transfer of each series of the Notes will be registrable, and each series of the Notes will be exchangeable at the office or agency of the Issuer maintained for such purpose, initially the Corporate Trust Office of the Trustee.

(b) The Issuer initially appoints DTC to act as Depositary with respect to the Global Notes. The Issuer initially appoints the Trustee at its Corporate Trust Office to act as Paying Agent and Registrar for the Notes and to act as Custodian with respect to the Global Notes. The Issuer initially appoints J.P. Morgan Chase Bank, N.A. to act as Collateral Agent in accordance with the Base Indenture.

Section 2.08 Optional Redemption

The Notes shall be redeemable at the option of the Issuer in accordance with Article 3 of the Base Indenture and as set forth in this Section 2.08.

The redemption price (the “Redemption Price”) of the Notes to be redeemed shall be calculated as follows:

(a) Prior to August 1, 2031 (one month prior to the Stated Maturity of the 2031 Notes) in the case of the 2031 Notes or June 1, 2036 (three months prior to the Stated Maturity of the 2036 Notes) in the case of the 2036 Notes (each such date, a “Par Call Date”), the Issuer may redeem such Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming such Notes matured on the applicable Par Call Date) on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, in the case of the 2031 Notes, or 25 basis points, in the case of the 2036 Notes, less (b) interest accrued to, but excluding, the redemption date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

(b) On or after the applicable Par Call Date, the Issuer may redeem the applicable series of Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of such Notes being redeemed plus accrued and unpaid interest on the principal amount being redeemed to, but excluding, the redemption date.

(c) Except pursuant to clause (a) of this Section 2.08, the Notes are not redeemable at the Issuer’s option prior to the applicable Par Call Date.

(d) Any redemption pursuant to this Section 2.08 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Base Indenture.

(e) Any redemption or notice in connection with this Section 2.08 may, at the Issuer’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of a financing transaction or other corporate transaction.

(f) The Issuer or its Affiliates may acquire Notes by means other than a redemption, whether by tender offer, exchange offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of the Indenture.

(g) As used herein:

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM or any successor designation or publication is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Trustee shall have no obligation to calculate or verify the calculation of the Redemption Price. The Issuer’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Section 2.09 No Sinking Fund

(a) The Issuer will not be required to make mandatory redemption or sinking fund payments with respect to either series of the Notes.

Section 2.10 Currencies

(a) Payment of the principal of (and premium, if any) and interest on each series of the Notes shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Section 2.11 Collateral and Security

(a) The provisions contained in Article 11 of the Base Indenture shall apply to each series of the Notes. Each Holder, by accepting the Notes and Guarantees of the applicable series, consents and agrees to each of the provisions of Article 11.

Section 2.12 Defaults and Remedies

(a) The provisions contained in Article 6 of the Base Indenture shall apply to each series of the Notes.

Section 2.13 Offer to Repurchase Upon Change of Control Following a Reversion Date.

Article 4 of the Base Indenture is hereby supplemented by the following additional covenant:

(a) If on any date following the Issue Date, one or both of the Rating Agencies (i) withdraw their Investment Grade Rating or downgrade the rating assigned to the Notes of a series below an Investment Grade Rating and, thereafter, the Issuer or any of its Affiliates enters into an agreement to effect a transaction that would result in a Change of Control or (ii) the Issuer or any of its Affiliates enters into an agreement to effect a transaction that would result in a Change of Control and one or both of the Rating Agencies indicate that if consummated, such transaction (alone or together with any related recapitalization or refinancing transactions) would cause such Rating Agency to withdraw its Investment Grade Rating or downgrade the ratings assigned to the Notes of such series below an Investment Grade Rating, then the Issuer and the Subsidiaries will thereafter be subject to Section 2.13(b) through (j) with respect to future events, including, without limitation, a proposed transaction described in clause (ii) above.

(b) Subject to Section 2.13(a), if a Change of Control occurs, unless the Issuer has previously or concurrently delivered a redemption notice with respect to all the outstanding Notes of the applicable series pursuant to Section 2.08, the Issuer will make an offer to purchase all of the Notes of such series pursuant to the offer described below (the “Change of Control Offer”) at a price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount of the Notes of such series plus accrued and unpaid interest, if any, to the date of purchase, subject to the right of Holders on the relevant Record Date to receive interest due on the relevant Interest Payment Date. Within 30 days following any Change of Control, the Issuer will deliver notice of such Change of Control Offer (in accordance with the applicable rules and procedures of DTC), with a copy to the Trustee and the Registrar, to each Holder of Notes to the address of such Holder appearing in the Note Register with a copy to the Trustee and the Registrar, or otherwise deliver such notice in accordance with the procedures of DTC, with the following information:

(1) that a Change of Control Offer is being made pursuant to this Section 2.13 and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment by the Issuer;

(2) the purchase price and the purchase date, which will be no earlier than 30 days nor later than 60 days from the date such notice is delivered (in accordance with the applicable rules and procedures of DTC) (the “Change of Control Payment Date”);

(3) that any Note not properly tendered will remain outstanding and continue to accrue interest;

(4) that unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(5) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the Paying Agent specified in the notice at the address specified in the notice (or otherwise in accordance with the applicable rules and procedures of DTC) prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(6) that Holders will be entitled to withdraw their tendered Notes and their election to require the Issuer to purchase such Notes; provided that the Paying Agent receives, not later than the close of business on the 30th day following the date of the Change of Control notice, a facsimile transmission or letter (or otherwise in accordance with the applicable rules and procedures of DTC) setting forth the name of the Holder of the Notes, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(7) that Holders tendering less than all of their Notes of any series will be issued new Notes of such series and such new Notes will be equal in principal amount to the unpurchased portion of the Notes of such series surrendered. The unpurchased portion of the Notes of such series must be equal to $2,000 or an integral multiple of $1,000 in excess thereof; and

(8) the other instructions, as determined by the Issuer, consistent with this Section 2.13, that a Holder must follow.

The notice, if delivered in accordance with the applicable rules and procedures of DTC, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. If (A) the notice is delivered in a manner herein provided and (B) any Holder fails to receive such notice or a Holder receives such notice but it is defective, such Holder’s failure to receive such notice or such defect shall not affect the validity of the proceedings for the purchase of the Notes as to all other Holders that properly received such notice without defect.

(c) On the Change of Control Payment Date, the Issuer will, to the extent permitted by law:

(1) accept for payment all Notes issued by it or portions thereof properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the aggregate Change of Control Payment in respect of all Notes or portions thereof so tendered; and

(3) deliver, or cause to be delivered, to the Trustee for cancellation the Notes so accepted together with an Officers’ Certificate to the Trustee stating the aggregate principal amount of such Notes or portions thereof that have been tendered to and purchased by the Issuer and an Opinion of Counsel, in each case, stating that all conditions precedent to the consummation of the Change of Control Offer have been complied with.

(d) The Paying Agent will promptly deliver to each Holder of Notes of each applicable series so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate in accordance with Section 2.02 of the Base Indenture and deliver (or cause to be transferred by book entry) to each Holder a new Note of such series equal in principal amount to any unpurchased portion of the Notes of such series surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

(e) If the Change of Control Payment Date is on or after an interest Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the relevant Interest Payment Date to the Person in whose name a Note is registered at the close of business on such Record Date.

(f) Prior to making a Change of Control Payment, and as a condition to such payment (1) the requisite holders of each issue of Indebtedness issued under an indenture or other agreement that may be violated by such payment shall have consented to such Change of Control Payment being made and waived the event of default, if any, caused by the Change of Control or (2) the Issuer will repay all outstanding Indebtedness issued under an indenture or other agreement that may be violated by a Change of Control Payment or the Issuer will offer to repay all such Indebtedness, make payment to the holders of such Indebtedness that accept such offer and obtain waivers of any event of default arising under the relevant indenture or other agreement from the remaining holders of such Indebtedness. The Issuer covenants to effect such repayment or obtain such consent prior to making a Change of Control Payment, it being a default of this Section 2.13 if the Issuer fails to comply with such covenant.

(g) The Issuer will not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 2.13 applicable to a Change of Control Offer made by the Issuer and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

(h) Notwithstanding anything to the contrary in the Indenture, a Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

(i) The Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws or regulations thereunder to the extent such laws or regulations are applicable in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture, the Issuer will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Indenture by virtue of the conflict.

(j) Other than as specifically provided in this Section 2.13, any purchase pursuant to this Section 2.13 shall be made pursuant to the provisions of Section 3.05 and 3.06 of the Base Indenture.

Section 2.14 Other Amendments

(a) The definitions of the following defined terms contained in Section 1.01 of the Base Indenture are hereby replaced in their entirety by the following definitions, solely with respect to each series of the Notes:

“Common Stock” means with respect to any Person, any and all shares, interest or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person’s common stock whether or not outstanding on the Issue Date and includes, without limitation, all series and classes of such common stock.

(b) The following defined terms are added to Section 1.01 of the Base Indenture, solely with respect to each series of Notes:

“net income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends.

(c) Clause (1)(g) of the definition of “Consolidated EBITDA” in the Base Indenture is hereby replaced in its entirety as follows, solely with respect to each series of the Notes:

(g) any non-recurring fees, charges or expenses paid in connection with the Transactions within 180 days of the Issue Date that were deducted in computing Consolidated Net Income.

(d) The definition of “Indebtedness” in the Base Indenture is hereby amended by adding the following paragraph at the end thereof, solely with respect to each series of the Notes:

In addition, “Indebtedness” of any Person shall include Indebtedness described in the preceding paragraph that would not appear as a liability on the balance sheet of such Person if:

(1) such Indebtedness is the obligation of a partnership or joint venture that is not a Restricted Subsidiary (a “Joint Venture”);

(2) such Person or a Restricted Subsidiary of such Person is a general partner of the Joint Venture (a “General Partner”); and

(3) there is recourse, by contract or operation of law, with respect to the payment of such Indebtedness to property or assets of such Person or a Restricted Subsidiary of such Person;

and then such Indebtedness shall be included in an amount not to exceed:

(a) the lesser of (i) the net assets of the General Partner and (ii) the amount of such obligations to the extent that there is recourse, by contract or operation of law, to the property or assets of such Person or a Restricted Subsidiary of such Person; or

(b) if less than the amount determined pursuant to clause (a) immediately above, the actual amount of such Indebtedness that is recourse to such Person or a Restricted Subsidiary of such Person, if the Indebtedness is evidenced by a writing and is for a determinable amount.

(e) Section 9.02(e)(4) of the Base Indenture is hereby replaced in its entirety as follows, solely with respect to each series of the Notes:

(4) reduce the premium payable upon the redemption or repurchase of any Note of such series or change the time at which any Note of such series may be redeemed or repurchased pursuant to Sections 2.08 and 2.13 of this Third Supplemental Indenture whether through an amendment or waiver of provisions in the covenants, definitions or otherwise (except amendments to the definitions of “Change of Control” and “Permitted Holders”);

Section 2.15 Defeasance

(a) Each series of the Notes, in whole or in specific part, shall be defeasible pursuant to Sections 8.02 and 8.03 of the Base Indenture; provided that the covenants that may be defeased pursuant to Section 8.03 of the Base Indenture shall include the covenant described in Section 2.13 hereof.

Section 2.16 Form and Dating

(a) The Notes of each series shall be issued as a Global Note. The Notes and the Trustee’s certificate of authentication shall each be substantially in the form of Exhibit A-1 or A-2 hereto, as applicable, which exhibits are hereby incorporated in and expressly made a part of this Third Supplemental Indenture. The Notes may have notations, legends or endorsements required by law, rules or agreements with national securities exchanges to which the Issuer or any Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Issuer). Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(b) The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Third Supplemental Indenture, and the Issuer, the Guarantors, the Trustee and the Collateral Agent, by their execution and delivery of this Third Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Third Supplemental Indenture, the provisions of this Third Supplemental Indenture shall govern and be controlling.

Additional Notes of each series ranking pari passu with the Initial Notes of such series may be created and issued from time to time by the Issuer without notice to or consent of the Holders and shall be consolidated with and form a single class with the Initial Notes of such series and shall have the same terms as to status, redemption or otherwise (other than issue date, issue price and, if applicable, the first Interest Payment Date and the initial interest accrual date) as the Initial Notes of such series;

provided, that any Additional Notes that are not fungible with the Notes of the applicable series for United States federal income tax purposes will be issued under a separate CUSIP number; provided further that the Issuer’s ability to issue Additional Notes of either series shall be subject to the Issuer’s compliance with any other applicable provisions of the Indenture. Any Additional Notes shall be issued with the benefit of an indenture supplemental to the Indenture.

(c) Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto, and each shall provide that it shall represent up to the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 of the Base Indenture.

(d) This Section 2.16(d) shall apply only to a Global Note deposited with or on behalf of the Depositary.

The Issuer shall execute and the Trustee shall, in accordance with Section 2.03 and this Section 2.16(d) and pursuant to an order of the Issuer signed by one Officer of the Issuer, authenticate and deliver initially one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Custodian.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

(e) Legends.

Each Global Note shall bear the following additional legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

(f) Cancellation or Adjustment of Global Note.

At such time as all beneficial interests in a Global Note have either been transferred, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Trustee or the Custodian, to reflect such reduction.

(g) Obligations with Respect to Transfers and Exchanges of Notes.

(1) To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate, in accordance with Section 2.02 of the Base Indenture, Global Notes at the Registrar’s request.

(2) No service charge shall be made for any registration of transfer or exchange (other than pursuant to Section 2.07 of the Base Indenture), but the Issuer and/or the Trustee may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon transfers or exchanges pursuant to Sections 2.10, 2.15, 3.06 or 9.04 of the Base Indenture or Section 2.13 hereof).

(3) Prior to the due presentation for registration of transfer of any Note, the Issuer, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Issuer, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(4) All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(h) No Obligation of the Trustee.

(1) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. The Trustee and the Agents shall be entitled to deal with the Depositary, and any nominee thereof, that is the registered holder of any Global Note for all purposes of the Indenture relating to such Global Note (including the payment of principal, premium, if any, and interest and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global Note) as the sole holder of such Global Note and shall have no obligations to the beneficial owners thereof. None of the Trustee or any Agent shall have any responsibility or liability for any acts or omissions of the Depositary with respect to such Global Note for the records of any such Depositary, including records in respect of beneficial ownership interests in respect of any such Global Note, for any transactions between the Depositary and any Participant or between or among the Depositary, any such Participant and/or any holder or owner of a beneficial interest in such Global Note, or for any transfers of beneficial interests in any such Global Note.

(2) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.17 CUSIP and ISIN Numbers

All Initial Notes shall bear the following (a) CUSIP identification numbers: (i) with respect to the 2031 Notes, 913903BD1 and (ii) with respect to the 2036 Notes, 913903BE9 and (b) ISIN identification numbers: (i) with respect to the 2031 Notes, US913903BD14 and (ii) with respect to the 2036 Notes, US913903BE96. The Trustee shall use CUSIP and/or ISIN numbers in notices of redemption or exchange or in Offers to Purchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange or in Offers to Purchase and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange or Offer to Purchase shall not be affected by any defect in or omission of such numbers. The Issuer shall as promptly as practicable notify the Trustee in writing of any change in the CUSIP or ISIN numbers.

ARTICLE 3

MISCELLANEOUS

Section 3.01 Governing Law.

THIS THIRD SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 3.02 Successors.

All agreements of the Issuer in this Third Supplemental Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Third Supplemental Indenture shall bind its successors. All agreements of each Guarantor in this Third Supplemental Indenture shall bind its successors, except as otherwise provided in Section 10.06 of the Base Indenture.

Section 3.03 Severability.

In case any provision in this Third Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.04 Counterpart Originals; Facsimile and Electronic Delivery of Signature Pages.

The parties may sign any number of copies of this Third Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Third Supplemental Indenture and of signature pages by facsimile or electronic transmission (including PDF format) shall constitute effective execution and delivery of this Third Supplemental Indenture as to the parties hereto and may be used in lieu of the original Third Supplemental Indenture for all purposes. Signatures of the parties hereto delivered by facsimile or electronic transmission shall be deemed to be their original signatures for all purposes. For the avoidance of doubt, all notices, approvals, consents, requests and any communications hereunder or with respect to the Notes must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or Adobe (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Third Supplemental Indenture. All of the provisions contained in the Base Indenture in respect of the rights, privileges, immunities, indemnities, powers, and duties of the Trustee shall be applicable in respect of this Third Supplemental Indenture as fully and with like force and effect as though fully set forth in full herein.

Section 3.05 Table of Contents, Headings, etc.

The Table of Contents and headings of the Articles and Sections of this Third Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Third Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

Section 3.06 Payments Due on Non-Business Days.

In any case where any Interest Payment Date, redemption date or repurchase date or the Stated Maturity of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of the Notes) payment of principal, premium, if any, or interest on the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, redemption date or repurchase date, or at the Stated Maturity of the Notes; provided that no interest will accrue for the period from and after such Interest Payment Date, redemption date, repurchase date or Stated Maturity, as the case may be.

[Signature pages follow]

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

UHS OF DELAWARE, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

ABS LINCS SC, INC.	HORIZON HEALTH AUSTIN, INC.
ALLIANCE HEALTH CENTER, INC.	HORIZON HEALTH CORPORATION
ALTERNATIVE BEHAVIORAL SERVICES, INC.	HSA HILL CREST CORPORATION
ASCEND HEALTH CORPORATION	KIDS BEHAVIORAL HEALTH OF UTAH, INC.
BENCHMARK BEHAVIORAL HEALTH SYSTEM, INC.	LANCASTER HOSPITAL CORPORATION
BHC ALHAMBRA HOSPITAL, INC.	LAUREL OAKS BEHAVIORAL HEALTH CENTER, INC.
BHC BELMONT PINES HOSPITAL, INC.	MCALLEN MEDICAL CENTER, INC.
BHC FAIRFAX HOSPITAL, INC.	MERIDELL ACHIEVEMENT CENTER, INC.
BHC FOX RUN HOSPITAL, INC.	MERION BUILDING MANAGEMENT, INC.
BHC FREMONT HOSPITAL, INC.	MICHIGAN PSYCHIATRIC SERVICES, INC.
BHC HEALTH SERVICES OF NEVADA, INC.	NORTH SPRING BEHAVIORAL HEALTHCARE, INC.
BHC HERITAGE OAKS HOSPITAL, INC.	NORTHWEST TEXAS HEALTHCARE SYSTEM, INC.
BHC HOLDINGS, INC.	OAK PLAINS ACADEMY OF TENNESSEE, INC.
BHC INTERMOUNTAIN HOSPITAL, INC.	PARK HEALTHCARE COMPANY
BHC MONTEVISTA HOSPITAL, INC.	PENNSYLVANIA CLINICAL SCHOOLS, INC.
BHC SIERRA VISTA HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS, INC.
BHC STREAMWOOD HOSPITAL, INC.	PREMIER BEHAVIORAL SOLUTIONS OF FLORIDA, INC.
BRENTWOOD ACQUISITION, INC.	PSYCHIATRIC SOLUTIONS, INC.
BRENTWOOD ACQUISITION - SHREVEPORT, INC.	PSYCHIATRIC SOLUTIONS OF VIRGINIA, INC.
BRYNN MARR HOSPITAL, INC.	RAMSAY YOUTH SERVICES OF GEORGIA, INC.
CALVARY CENTER, INC.	RIVER OAKS, INC.
CANYON RIDGE HOSPITAL, INC.	RIVEREDGE HOSPITAL HOLDINGS, INC.
CCS/LANSING, INC.	SOUTHEASTERN HOSPITAL CORPORATION
CEDAR SPRINGS HOSPITAL, INC.	SPARKS FAMILY HOSPITAL, INC.
CHILDREN’S COMPREHENSIVE SERVICES, INC.	SPRINGFIELD HOSPITAL, INC.
DEL AMO HOSPITAL, INC.	STONINGTON BEHAVIORAL HEALTH, INC.
FIRST HOSPITAL CORPORATION OF VIRGINIA BEACH	SUMMIT OAKS HOSPITAL, INC.
FOREST VIEW PSYCHIATRIC HOSPITAL, INC.	TEMECULA VALLEY HOSPITAL, INC.
FORT LAUDERDALE HOSPITAL, INC.	TEMPLE BEHAVIORAL HEALTHCARE HOSPITAL, INC.
FRN, INC.	TEXAS HOSPITAL HOLDINGS, INC.
FRONTLINE BEHAVIORAL HEALTH, INC.	THE ARBOUR, INC.
GREAT PLAINS HOSPITAL, INC.	TWO RIVERS PSYCHIATRIC HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.	UHS CHILDREN SERVICES, INC.
H. C. CORPORATION	UHS HOLDING COMPANY, INC.
HARBOR POINT BEHAVIORAL HEALTH CENTER, INC.	UHS OF CORNERSTONE, INC.
HAVENWYCK HOSPITAL INC.	UHS OF CORNERSTONE HOLDINGS, INC.
HHC AUGUSTA, INC.	UHS OF D.C., INC.
HHC DELAWARE, INC.	UHS OF DENVER, INC.
HHC INDIANA, INC.
HHC OHIO, INC.
HHC RIVER PARK, INC.
HHC SOUTH CAROLINA, INC.
HHC ST. SIMONS, INC.

[Signature Page to Third Supplemental Indenture]

UHS OF FAIRMOUNT, INC.
UHS OF FULLER, INC.
UHS OF GEORGIA, INC.
UHS OF GEORGIA HOLDINGS, INC.
UHS OF HAMPTON, INC.
UHS OF HARTGROVE, INC
UHS OF MADERA, INC.
UHS OF PARKWOOD, INC.
UHS OF PENNSYLVANIA, INC.
UHS OF PROVO CANYON, INC.
UHS OF PUERTO RICO, INC.
UHS OF RIVER PARISHES, INC.
UHS OF SPRING MOUNTAIN, INC.
UHS OF TEXOMA, INC.
UHS OF TIMBERLAWN, INC.
UHS OF TIMPANOGOS, INC.
UHS OF WESTWOOD PEMBROKE, INC.
UHS OF WYOMING, INC.
UHS SAHARA, INC.
UHS-CORONA, INC.
UNITED HEALTHCARE OF HARDIN, INC.
UNIVERSAL HEALTH SERVICES OF PALMDALE, INC.
UNIVERSAL HEALTH SERVICES OF RANCHO SPRINGS, INC.
VALLEY HOSPITAL MEDICAL CENTER, INC.
WINDMOOR HEALTHCARE INC.
WINDMOOR HEALTHCARE OF PINELLAS PARK, INC.
WISCONSIN AVENUE PSYCHIATRIC CENTER, INC.

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

AIKEN REGIONAL MEDICAL CENTERS, LLC
LA AMISTAD RESIDENTIAL TREATMENT CENTER, LLC
PALM POINT BEHAVIORAL HEALTH, LLC
TENNESSEE CLINICAL SCHOOLS, LLC
THE BRIDGEWAY, LLC
TURNING POINT CARE CENTER, LLC
UHS OF BENTON, LLC
UHS OF BOWLING GREEN, LLC
UHS OF GREENVILLE, LLC
UHS OF LAKESIDE, LLC
UHS OF PHOENIX, LLC
UHS OF RIDGE, LLC
UHS OF ROCKFORD, LLC
UHS OF TUCSON, LLC
UHS SUB III, LLC
UHSD, LLC
WELLINGTON REGIONAL MEDICAL CENTER, LLC

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

FORT DUNCAN MEDICAL CENTER, L.P.

By: Fort Duncan Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indentur]

FRONTLINE HOSPITAL, LLC
FRONTLINE RESIDENTIAL TREATMENT CENTER, LLC

By: Frontline Behavioral Health, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

KEYS GROUP HOLDINGS LLC

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

KEYSTONE/CCS PARTNERS LLC

By: Children’s Comprehensive Services, Inc.
Its Minority Member

By: KEYS Group Holdings LLC
Its Managing Member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

KEYSTONE CONTINUUM, LLC
KEYSTONE NPS LLC
KEYSTONE RICHLAND CENTER, LLC

By: Keystone/CCS Partners LLC
Its sole member

By: Children’s Comprehensive Services, Inc.
Its minority member

By: KEYS Group Holdings LLC
Its managing member and sole member of the minority member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

KEYSTONE EDUCATION AND YOUTH SERVICES, LLC

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

KEYSTONE MARION, LLC
KEYSTONE MEMPHIS, LLC
KEYSTONE NEWPORT NEWS, LLC
KEYSTONE WSNC, L.L.C.

By: Keystone Education and Youth Services, LLC
Its sole member

By: KEYS Group Holdings LLC
Its sole member

By: UHS Children Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

MANATEE MEMORIAL HOSPITAL, L.P.

By: Wellington Regional Medical Center, LLC
Its general partner

By: Universal Health Services, Inc.,
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

MCALLEN HOSPITALS, L.P.

By: McAllen Medical Center, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

PENDLETON METHODIST HOSPITAL, L.L.C.

By: UHS of River Parishes, Inc.
Its managing member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

GULPH MILLS ASSOCIATES, LLC
TBD ACQUISITION II, LLC
UHS KENTUCKY HOLDINGS, L.L.C.
UHS OF LANCASTER, LLC
UHS OF NEW ORLEANS, LLC
UHS OF OKLAHOMA, LLC
UHSL, L.L.C.
AZ HOLDING 4, LLC
UHS MIDWEST BEHAVIORAL HEALTH, LLC
RIVERSIDE MEDICAL CLINIC PATIENT SERVICES, L.L.C.

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

UHS OF ANCHOR, L.P.
UHS OF LAUREL HEIGHTS, L.P.
UHS OF PEACHFORD, L.P.

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indentur]

UHS OF CENTENNIAL PEAKS, L.L.C.

By: UHS of Denver, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS OF DOVER, L.L.C.

By: UHS of Rockford, LLC
Its sole member

By: Universal Health Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Secretary and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

UHS OF DOYLESTOWN, L.L.C.

By: UHS of Pennsylvania, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS OF SALT LAKE CITY, L.L.C.

By: UHS of Provo Canyon, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS OF SAVANNAH, L.L.C.

By: UHS of Georgia Holdings, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS OF SPRINGWOODS, L.L.C.
UHS OKLAHOMA CITY LLC

By: UHS of New Orleans, LLC
Its sole member

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

UHS OF SUMMITRIDGE, LLC

By: UHS of Peachford, L.P.
Its sole member

By: UHS of Georgia, Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

PSYCHIATRIC SOLUTIONS HOSPITALS, LLC

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

DIAMOND GROVE CENTER, LLC
KMI ACQUISITION, LLC
LIBERTY POINT BEHAVIORAL HEALTHCARE, LLC
PSJ ACQUISITION, LLC
SHADOW MOUNTAIN BEHAVIORAL HEALTH SYSTEM, LLC
SUNSTONE BEHAVIORAL HEALTH, LLC
TBD ACQUISITION, LLC

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

ATLANTIC SHORES HOSPITAL, L.L.C.

EMERALD COAST BEHAVIORAL HOSPITAL, LLC

OCALA BEHAVIORAL HEALTH, LLC

PALMETTO BEHAVIORAL HEALTH HOLDINGS, LLC

RAMSAY MANAGED CARE, LLC

SAMSON PROPERTIES, LLC

TBJ BEHAVIORAL CENTER, LLC

THREE RIVERS HEALTHCARE GROUP, LLC

WEKIVA SPRINGS CENTER, LLC

ZEUS ENDEAVORS, LLC

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

PALMETTO BEHAVIORAL HEALTH SYSTEM, L.L.C.

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

PALMETTO LOWCOUNTRY BEHAVIORAL HEALTH, L.L.C.

By: Palmetto Behavioral Health System, L.L.C.
Its Sole Member

By: Palmetto Behavioral Health Holdings, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

SP BEHAVIORAL, LLC
UNIVERSITY BEHAVIORAL, LLC

By: Ramsay Managed Care, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

THREE RIVERS BEHAVIORAL HEALTH, LLC

By: Three Rivers Healthcare Group, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

THE NATIONAL DEAF ACADEMY, LLC

By: Zeus Endeavors, LLC
Its Sole Member

By: Premier Behavioral Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

WILLOW SPRINGS, LLC

By: BHC Health Services of Nevada, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BHC PINNACLE POINTE HOSPITAL, LLC

BHC PROPERTIES, LLC

COLUMBUS HOSPITAL PARTNERS, LLC

HOLLY HILL HOSPITAL, LLC

LEBANON HOSPITAL PARTNERS, LLC

NORTHERN INDIANA PARTNERS, LLC

ROLLING HILLS HOSPITAL, LLC

VALLE VISTA HOSPITAL PARTNERS, LLC

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BHC MESILLA VALLEY HOSPITAL, LLC BHC NORTHWEST PSYCHIATRIC HOSPITAL, LLC CUMBERLAND HOSPITAL PARTNERS, LLC

By: BHC Properties, LLC
Its Sole Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

CUMBERLAND HOSPITAL, LLC

By: Cumberland Hospital Partners, LLC
Its Managing Member

By: BHC Properties, LLC
Its Minority Member and Sole Member of the Managing Member

By: Behavioral Healthcare LLC
Its Sole Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

VALLE VISTA, LLC

By: BHC of Indiana, General Partnership
Its Sole Member

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

WELLSTONE REGIONAL HOSPITAL ACQUISITION, LLC

By: Wellstone Holdings, Inc.
Its Minority Member

By: Behavioral Healthcare LLC
Its Managing Member and Sole Member of the Minority Member

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BEHAVIORAL HEALTHCARE LLC

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

HORIZON HEALTH HOSPITAL SERVICES, LLC
HORIZON MENTAL HEALTH MANAGEMENT, LLC

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

HHC PENNSYLVANIA, LLC HHC POPLAR SPRINGS, LLC KINGWOOD PINES HOSPITAL, LLC SCHICK SHADEL OF FLORIDA, LLC TOLEDO HOLDING CO., LLC

By: Horizon Health Hospital Services, LLC
Its Sole Member

By: Horizon Health Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

HICKORY TRAIL HOSPITAL, L.P.

MILLWOOD HOSPITAL, L.P.

NEURO INSTITUTE OF AUSTIN, L.P.

TEXAS CYPRESS CREEK HOSPITAL, L.P.

TEXAS LAUREL RIDGE HOSPITAL, L.P.

TEXAS OAKS PSYCHIATRIC HOSPITAL, L.P.

TEXAS SAN MARCOS TREATMENT CENTER, L.P.

TEXAS WEST OAKS HOSPITAL, L.P.

By: Texas Hospital Holdings, LLC
Its General Partner

By: Psychiatric Solutions Hospitals, LLC
Its Sole Member

By: Psychiatric Solutions, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

SHC-KPH, LP

By: HHC Kingwood Investment, LLC
Its General Partner

By: Horizon Health Hospital Services, LLC
Sole member of the General Partner

By: Horizon Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

H.C. PARTNERSHIP

By: H.C. Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: HSA Hill Crest Corporation
Its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BHC OF INDIANA, GENERAL PARTNERSHIP

By: Columbus Hospital Partners, LLC
Its General Partner

By: Lebanon Hospital Partners, LLC
Its General Partner

By: Northern Indiana Partners, LLC
Its General Partner

By: Valle Vista Hospital Partners, LLC
Its General Partner

By: Behavioral Healthcare, LLC
The Sole Member of each of the above General Partners

By: BHC Holdings, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

INDEPENDENCE PHYSICIAN MANAGEMENT, LLC

By: UHS of Fairmount, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BEHAVIORAL HEALTH MANAGEMENT, LLC
BEHAVIORAL HEALTH REALTY, LLC
CAT REALTY, LLC
CAT SEATTLE, LLC
MAYHILL BEHAVIORAL HEALTH, LLC
PSYCHIATRIC REALTY, LLC
RR RECOVERY, LLC
SALT LAKE BEHAVIORAL HEALTH, LLC
SALT LAKE PSYCHIATRIC REALTY, LLC
UBH OF OREGON, LLC
UBH OF PHOENIX, LLC
UBH OF PHOENIX REALTY, LLC
UNIVERSITY BEHAVIORAL HEALTH OF EL PASO, LLC

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

GARFIELD PARK HOSPITAL, LLC

By: UHS of Hartgrove, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

ABS LINCS KY, LLC
HUGHES CENTER, LLC

By: Alternative Behavioral Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

VALLEY HEALTH SYSTEM LLC

By: Valley Hospital Medical Center, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHP LP

By: Island 77 LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BEACH 77 LP

By: 2026 W. University Properties, LLC
Its general partner

By: Ascend Health Corporation
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

CORAL SHORES BEHAVIORAL HEALTH, LLC

By: Children’s Comprehensive Services, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

DVH HOSPITAL ALLIANCE LLC

By: UHS Holding Company, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

DHP 2131 K ST, LLC

By: District Hospital Partners, L.P.
Its sole member

By: UHS of D.C., Inc.
Its general partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS FUNDING, LLC

By: UHS of Delaware, Inc.
Its majority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

By: Universal Health Services, Inc.
Its minority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President, Chief Financial Officer and Secretary

[Signature Page to Third Supplemental Indenture]

MILWAUKEE BEHAVIORAL HEALTH, LLC

By: UHS of Delaware, Inc.
Its minority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

By: UHS Funding, LLC
Its majority member

By: UHS of Delaware, Inc.
Its majority member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

FANNIN MANAGEMENT SERVICES, LLC

By: UHS of Texoma, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

RIDGE OUTPATIENT COUNSELING, L.L.C.

By: UHS of Ridge, LLC
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

BLOOMINGTON MEADOWS, GENERAL PARTNERSHIP

By: BHC of Indiana, General Partnership, its General Partner
By: Columbus Hospital Partners, LLC, its General Partner
By: Lebanon Hospital Partners, LLC, its General Partner
By: Northern Indiana Partners, LLC, its General Partner
By: Valle Vista Hospital Partners, LLC, its General Partner

By: Behavioral Healthcare LLC, the Sole Member of each of the above General Partners

By: BHC Holdings, Inc. its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

By: Indiana Psychiatric Institutes, LLC, its General Partner

By: BHC Healthcare, LLC, its Sole Member

By: BHC Holdings, Inc. its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

PASTEUR HEALTHCARE PROPERTIES, LLC
UHS CAPITOL ACQUISITION, LLC

By: UHS of Delaware, Inc.
Its sole member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Third Supplemental Indenture]

DISTRICT HOSPITAL PARTNERS, L.P.

By: UHS of D.C., Inc., its General Partner

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS OF KANSAS CITY, LLC

By: Great Plains Hospital, Inc.
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS EAST END SUB, LLC

By: UHS East End Corporation
Its Sole Member

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

UHS EAST END CORPORATION

By:	/s/ Steve Filton
Name:	Steve Filton
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Gregory P. Guim
Name:	Gregory P. Guim
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

JPMORGAN CHASE BANK, N.A., as Collateral Agent

By:	/s/ Sebastian Leszczuk
Name:	Sebastian Leszczuk
Title:	Vice President

[Signature Page to Third Supplemental Indenture]

EXHIBIT A-1

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-1-1

CUSIP 913903 BD1

ISIN US913903BD14

GLOBAL NOTE

5.500% Senior Secured Notes due 2031

No. ___	Up to [$______________]

UNIVERSAL HEALTH SERVICES, INC.

promises to pay to CEDE & CO. or registered assigns the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on September 1, 2031.

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

UNIVERSAL HEALTH SERVICES, INC., as Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture:

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:
Title:

[Reverse Side of Note]

5.500% Senior Secured Notes due 2031

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Universal Health Services, Inc., a Delaware corporation, promises to pay interest on the principal amount of this Note at 5.500% per annum from and including August 20, 2026 until maturity. The Issuer shall pay interest, semi-annually in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of original issuance; provided that the first Interest Payment Date shall be March 1, 2027. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the interest rate on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2. METHOD OF PAYMENT. The Issuer shall pay interest on the Notes to the Persons who are registered holders of Notes at the close of business on the February 15 and August 15 (whether or not a Business Day), as the case may be, immediately preceding the related Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Base Indenture with respect to defaulted interest. Principal, premium, if any, and interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose or, at the option of the Issuer, payment of interest and premium, if any, may be made by check mailed to the Holders at their respective addresses set forth in the Note Register; provided that payment by wire transfer of immediately available funds shall be required with respect to principal, premium, if any, and interest, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent at least five Business Days prior to the applicable payment date. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, U.S. Bank Trust Company, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders. The Issuer or any of its Restricted Subsidiaries may act in any such capacity.

4. INDENTURE. The Issuer issued the Notes under an Indenture, dated as of September 26, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 26, 2024, the Second Supplemental Indenture, dated as of April 22, 2026, and the Third Supplemental Indenture, dated as of August 20, 2026 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Guarantors, the Trustee and the Collateral Agent. This Note is one of a duly authorized issue of notes of the Issuer designated as its 5.500% Senior Secured Notes due 2031. The Issuer shall be entitled to issue Additional Notes in accordance with Section 2.16(b) of the Third Supplemental Indenture and any other applicable provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

A-1-4

5. REDEMPTION AND REPURCHASE. The Notes are subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

6. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and Holders shall be required to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.

7. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

8. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture, the Guarantees or the Notes may be amended or supplemented as provided in the Indenture.

9. DEFAULTS AND REMEDIES. The Events of Default relating to the Notes are defined in Section 6.01 of the Base Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Issuer, the Guarantors, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

10. AUTHENTICATION. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

11. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12. CUSIP AND ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes, and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Issuer at the following address:

c/o Universal Health Services, Inc.

367 South Gulph Road

P.O. Box 61558

King of Prussia, PA 19406

Fax No.: (610) 382-4407

Email: steve.filton@uhsinc.com

Attention: Chief Financial Officer

A-1-5

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

               (Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: _____________________
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-6

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 2.13 of the Third Supplemental Indenture, state the amount you elect to have purchased:

$_______________	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-1-7

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

A-1-8

EXHIBIT A-2

[FORM OF FACE OF NOTE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

A-2-1

CUSIP 913903 BE9

ISIN US913903BE96

GLOBAL NOTE

6.000% Senior Secured Notes due 2036

No. ___	Up to [$______________]

UNIVERSAL HEALTH SERVICES, INC.

promises to pay to CEDE & CO. or registered assigns the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto on September 1, 2036.

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

IN WITNESS HEREOF, the Issuer has caused this instrument to be duly executed.

Dated:

UNIVERSAL HEALTH SERVICES, INC., as Issuer

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture:

Dated:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE

By:
Name:
Title:

[Reverse Side of Note]

6.000% Senior Secured Notes due 2036

Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1. INTEREST. Universal Health Services, Inc., a Delaware corporation, promises to pay interest on the principal amount of this Note at 6.000% per annum from and including August 20, 2026 until maturity. The Issuer shall pay interest, semi-annually in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of original issuance; provided that the first Interest Payment Date shall be March 1, 2027. The Issuer shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the interest rate on the Notes. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

2. METHOD OF PAYMENT. The Issuer shall pay interest on the Notes to the Persons who are registered holders of Notes at the close of business on the February 15 and August 15 (whether or not a Business Day), as the case may be, immediately preceding the related Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Base Indenture with respect to defaulted interest. Principal, premium, if any, and interest on the Notes shall be payable at the office or agency of the Issuer maintained for such purpose or, at the option of the Issuer, payment of interest and premium, if any, may be made by check mailed to the Holders at their respective addresses set forth in the Note Register; provided that payment by wire transfer of immediately available funds shall be required with respect to principal, premium, if any, and interest, on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Issuer or the Paying Agent at least five Business Days prior to the applicable payment date. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3. PAYING AGENT AND REGISTRAR. Initially, U.S. Bank Trust Company, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to the Holders. The Issuer or any of its Restricted Subsidiaries may act in any such capacity.

4. INDENTURE. The Issuer issued the Notes under an Indenture, dated as of September 26, 2024 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 26, 2024, the Second Supplemental Indenture, dated as of April 22, 2026, and the Third Supplemental Indenture, dated as of August 20, 2026 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Guarantors, the Trustee and the Collateral Agent. This Note is one of a duly authorized issue of notes of the Issuer designated as its 6.000% Senior Secured Notes due 2036. The Issuer shall be entitled to issue Additional Notes in accordance with Section 2.16(b) of the Third Supplemental Indenture and any other applicable provisions of the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”). The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

A-2-4

5. REDEMPTION AND REPURCHASE. The Notes are subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. The Issuer shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

6. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and Holders shall be required to pay any taxes and fees required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part.

7. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

8. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture, the Guarantees or the Notes may be amended or supplemented as provided in the Indenture.

9. DEFAULTS AND REMEDIES. The Events of Default relating to the Notes are defined in Section 6.01 of the Base Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Issuer, the Guarantors, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture.

10. AUTHENTICATION. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee.

11. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12. CUSIP AND ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes, and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

The Issuer shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Issuer at the following address:

c/o Universal Health Services, Inc.

367 South Gulph Road

P.O. Box 61558

King of Prussia, PA 19406

Fax No.: (610) 382-4407

Email: steve.filton@uhsinc.com

Attention: Chief Financial Officer

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ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:

(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have only part of this Note purchased by the Issuer pursuant to Section 2.13 of the Third Supplemental Indenture, state the amount you elect to have purchased:

$_______________	(integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000)

Date: _____________________

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*: __________________________________

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease or increase	Signature of authorized signatory of Trustee or Custodian

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